Exhibit 10.4

AMENDMENT TO

SECOND AMENDED AND RESTATED SERVICE AGREEMENT

THIS AMENDMENT TO SECOND AMENDED AND RESTATED SERVICE AGREEMENT (this “Third Amendment”) is entered into on May 19, 2011 (“Effective Date”), between Flotek Industries, Inc., a Delaware corporation (the “Company”), and Protechnics II, Inc. (“Protechnics”).

WHEREAS, Protechnics and Chisholm Management, Inc. entered into that certain Service Agreement dated August 2009 with the Company (the “Original Service Agreement”);

WHEREAS, Protechnics and the Company entered into that certain Amended and Restated Service Agreement dated April 2010, pursuant to which the Original Service Agreement was amended and restated effective as of December 1, 2009 (the “First Amendment”);

WHEREAS, Protechnics and the Company entered into that certain Second Amended and Restated Service Agreement dated November 10, 2010, pursuant to which the Original Service Agreement and the First Amendment were amended and restated effective as of November 15, 2010 (the “Second Amendment”); and

WHEREAS, the Company entered into with John Chisholm effective November 15, 2010 that certain letter agreement providing for the employment of John Chisholm by the Company for certain limited purposes; and

WHEREAS, the Company and Protechnics desire to amend and supplement the Second Amendment as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Base Compensation. The first sentence of Section 4.1 of the Second Amendment is hereby amended and restated as follows:

“The Company shall pay to the Chisholm Companies, and the Chisholm Companies agrees to accept a monthly fee of $42,000, which effective as of May 31, 2011 shall be increased to $50,167, allocated among the Chisholm Companies as designated by Protechnics from time to time, payable on a weekly basis (the “Base Compensation”).”

2. One-Time Payment. The Second Amendment shall be amended to include the following as Section 4.4:

“The Chisholm Companies shall receive a one-time payment of $14,428.37 on May 31, 2011.”

3. No Further Amendments. Except as set forth in this Third Amendment, the Second Amendment has not been amended and remains in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Effective Date.

FLOTEK INDUSTRIES, INC.

By:
Name: Jesse E. Neyman
Title: EVP, Chief Financial Officer

PROTECHNICS II, INC.

By:
Name: John W. Chisholm
Title: President